SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 15, 2020

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, WARRANT	ZNOG, ZNOGW	OTCQX

Item 3.03	Material Modification to Rights of Security Holders.

 On September 15, 2020, Zion Oil & Gas, Inc. (the “Company”) executed an Amendment to certain Warrant Agent Agreements (the “Agreements”) between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company with offices at 6201 15th Avenue, Brooklyn, NY 11219 (“AST”).  The Company has implemented Agreements with AST as the Company’s Warrant Agent (the “Warrant Agent”), under a Warrant Agent Agreement dated August 1, 2014 for the Warrant ZNWAA [trading under the symbol ZNOGW], under a Warrant Agent Agreement dated February 2, 2015 for the Warrant ZNWAD, under a Warrant Agent Agreement dated November 1, 2016 for the Warrant ZNWAE, under a Warrant Agent Agreement dated May 22, 2017 for the Warrant ZNWAF, under a Warrant Agent Agreement dated October 12, 2017 for the Warrant ZNWAG, under a Warrant Agent Agreement dated February 1, 2018 for the Warrant ZNWAH, under a Warrant Agent Agreement dated April 2, 2018 for the Warrant ZNWAI, under a Warrant Agent Agreement dated August 21, 2018 for the Warrant ZNWAJ, under the Warrant Agent Agreement dated December 7, 2018 for the warrant ZNWAK and under the Warrant Agent Agreement dated April 23, 2019 for the warrant ZNWAL.

The Warrant ZNWAA [trading under the symbol ZNOGW] has an expiration date of January 31, 2021, Warrant ZNWAD has an has an expiration date of May 2, 2021, Warrant ZNWAE has an expiration date of May 1, 2021, Warrant ZNWAF has an expiration date of August 14, 2021, Warrant ZNWAG has an expiration date of January 8, 2021, Warrant ZNWAH has an expiration date of April 2, 2021, Warrant ZNWAI has an expiration date of June 29, 2021, Warrant ZNWAJ has an expiration date of October 29, 2021, the Warrant ZNWAK has an expiration date of February 25, 2021 and the Warrant ZNWAL has an expiration date of August 26, 2021.

Pursuant to Section 3.2 of the Warrant Agent Agreements, the Company in its sole discretion extended the duration of the above Warrants by delaying the Expiration Dates and such extension shall be identical in duration among all of the Warrants. The Company is extending the duration of the Warrant ZNWAA [trading under the symbol ZNOGW] by two (2) years from the expiration date of January 31, 2021 to January 31, 2023. The Company is extending the duration of the Warrant ZNWAD by two (2) years from the expiration date of May 2, 2021 to May 2, 2023. The Company is extending the duration of the Warrant ZNWAE by two (2) years from the expiration date of May 1, 2021 to May 1, 2023. The Company is extending the duration of the Warrant ZNWAF by two (2) years from the expiration date of August 14, 2021 to August 14, 2023. The Company is extending the duration of the Warrant ZNWAG by two (2) years from the expiration date of January 8, 2021 to January 8, 2023.The Company is extending the duration of the Warrant ZNWAH by two (2) years from the expiration date of April 2, 2021 to April 2, 2023. The Company is extending the duration of the Warrant ZNWAI by two (2) years from the expiration date of June 29, 2021 to June 29, 2023. The Company is extending the duration of the Warrant ZNWAJ by two (2) years from the expiration date of October 29, 2021 to October 29, 2023. The Company is extending the duration of the Warrant ZNWAK by two (2) years from the expiration date of February 25, 2021 to February 25, 2023. The Company is extending the duration of the Warrant ZNWAL by two (2) years from the expiration date of August 26, 2021 to August 26, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Amendment to Warrant Agent Agreements effective September 15, 2020 between Zion Oil & Gas, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil & Gas, Inc.

Date: September 16, 2020	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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